Northwestern Mutual Series Fund, Inc.

Supplement Dated June 2, 2017 to the

Statement of Additional Information Dated May 1, 2017

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2017, as supplemented May 24, 2017. You should read this Supplement together with the SAI.

Appendix D – Portfolio Manager Revised Information – Large Company Value Portfolio and Mid Cap Value Portfolio

The disclosures relating to Brian Woglom, Portfolio Manager of the Fund’s Large Company Value Portfolio and Mid Cap Value Portfolio, that appear in the SAI are hereby corrected so that the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-110 is amended to provide as follows:

Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian Woglom	Large Company Value Portfolio Mid Cap Value Portfolio	18 registered investment companies with approximately $21.3 billion in total assets under management	4 other pooled investment vehicles with approximately $1.2 billion in total assets under management	1 other account with $73.1 million in total assets under management

Please retain this Supplement for future reference.